Exhibit 99.1

3D Printing CNC Machining Sheet Metal Fabrication Injection Molding

Protolabs Reports Financial Results for the First Quarter of 2022

Revenue of $124.2 million in the First Quarter of 2022;

GAAP Earnings Per Share of $0.19, Non-GAAP Earnings Per Share of $0.38

MAPLE PLAIN, Minn. – May 6, 2022 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the first quarter ended March 31, 2022.

First Quarter 2022 Highlights include:

●	Revenue for the first quarter of 2022 was $124.2 million, representing a 6.9 percent increase compared to revenue of $116.1 million in the first quarter of 2021.
●	Hubs generated $10.3 million of revenue in the first quarter, representing year-over-year growth of 78.6 percent, or approximately 38.2 percent organically. Hubs was acquired on January 22, 2021.
●	Net income was $5.1 million, or $0.19 per diluted share.
●	Non-GAAP net income was $10.4 million, or $0.38 per diluted share. See “Non-GAAP Financial Measures” below.

“Protolabs finished the first quarter strong after a slow start in January, and we also made progress on our 2022 strategic priorities,” said Rob Bodor, President and Chief Executive Officer. “As an ever-increasing group of companies adopt Manufacturing 4.0, Protolabs will continue to lead the way through focused execution of our strategy.”

Additional First Quarter 2022 Highlights include:

●	Protolabs served 23,492 unique product developers during the first quarter of 2022.
●	Gross margin was 44.9 percent of revenue; Non-GAAP gross margin was 45.7 percent of revenue. See "Non-GAAP Financial Measures" below.
●	EBITDA was $17.8 million, or 14.3 percent of revenue; Adjusted EBITDA was $22.3 million, or 17.9 percent of revenue. See "Non-GAAP Financial Measures" below.
●	Cash and investments balance was $105.3 million as of March 31, 2022.

“We are pleased to report first quarter margins ahead of our expectations,” said Dan Schumacher, Interim Chief Financial Officer. “We remain confident in our long-term strategy and are focused on execution. Protolabs will continue to reinforce our sustainable, long-term competitive advantage through profitable growth.”

Non-GAAP Financial Measures

The Company has included non-GAAP revenue growth that excludes the impact of changes in foreign currency exchange rates and revenue earned from its acquisition of Hubs (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the Company.

The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized loss on foreign currency, and transaction costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized loss on foreign currency, and transaction costs (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, and transaction costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense, (collectively, “non-GAAP gross margin”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized loss on foreign currency, and transaction costs (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP net income per share, non-GAAP operating margin, non-GAAP income from operations, non-GAAP revenue growth, non-GAAP gross profit, non-GAAP gross margin, EBITDA, Adjusted EBITDA, EBITDA margin, and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as management and the board of directors.

Conference Call

The Company has scheduled a conference call to discuss its first quarter 2022 financial results and second quarter 2022 outlook today, May 6, 2022 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/n7feufxj. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the world’s leading provider of digital manufacturing services. The e-commerce-based company offers injection molding, CNC machining, 3D printing, and sheet metal fabrication to product developers, engineers, and supply chain teams across the globe. Protolabs serves customers using in-house production capabilities that bring unprecedented speed in tandem with Hubs, a Protolabs Company, which serves customers through its network of premium manufacturing partners. Together, they help companies bring new ideas to market with the fastest and most comprehensive digital manufacturing service in the world. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties, and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance, or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. To the extent permitted under applicable law, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact

Protolabs

Ryan Johnsrud, 612-225-4873

Manager – Investor Relations and FP&A

ryan.johnsrud@protolabs.com

Media Contact

Protolabs

Brent Renneke, 763-479-7704

PR & Media Strategist

brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	March 31,	December 31,
	2022	2021
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$57,239	$65,929
Short-term marketable securities	19,914	11,580
Accounts receivable, net	85,960	80,051
Inventory	14,227	13,161
Income taxes receivable	687	1,321
Prepaid expenses and other current assets	10,185	11,450
Total current assets	188,212	183,492

Property and equipment, net	270,946	280,346
Goodwill	398,319	400,610
Other intangible assets, net	36,234	37,998
Long-term marketable securities	28,196	14,340
Operating lease assets	4,800	5,578
Finance lease assets	1,773	1,898
Long-term assets held for sale	1,985	-
Other long-term assets	4,286	4,320
Total assets	$934,751	$928,582

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$17,511	$25,364
Accrued compensation	13,094	13,704
Accrued liabilities and other	23,030	11,980
Current operating lease liabilities	2,253	3,298
Current finance lease liabilities	493	550
Income taxes payable	3,870	-
Total current liabilities	60,251	54,896

Long-term operating lease liabilities	2,514	2,245
Long-term finance lease liabilities	1,269	1,351
Long-term deferred tax liabilities	32,661	35,892
Other long-term liabilities	6,021	5,705

Shareholders' equity	832,035	828,493
Total liabilities and shareholders' equity	$934,751	$928,582

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Revenue
Injection Molding	$53,398	$56,359
CNC Machining	46,098	36,703
3D Printing	19,672	17,235
Sheet Metal	4,687	5,219
Other	313	610
Total revenue	124,168	116,126

Cost of revenue	68,364	60,796
Gross profit	55,804	55,330

Operating expenses
Marketing and sales	20,586	19,480
Research and development	10,557	12,181
General and administrative	16,771	19,408
Total operating expenses	47,914	51,069
Income from operations	7,890	4,261
Other loss, net	(300)	(313)
Income before income taxes	7,590	3,948
Provision for income taxes	2,495	236
Net income	$5,095	$3,712

Net income per share:
Basic	$0.19	$0.14
Diluted	$0.19	$0.13

Shares used to compute net income per share:
Basic	27,502,941	27,464,136
Diluted	27,510,477	27,698,195

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Operating activities
Net income	$5,095	$3,712
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,232	10,059
Stock-based compensation expense	4,397	5,620
Deferred taxes	(3,213)	(69)
Other	79	126
Changes in operating assets and liabilities	1,193	(13,023)
Net cash provided by operating activities	17,783	6,425

Investing activities
Purchases of property, equipment and other capital assets	(3,069)	(6,546)
Cash used for acquisitions, net of cash acquired	-	(127,709)
Purchases of marketable securities	(29,366)	(8,227)
Proceeds from sales of marketable securities	-	45,194
Proceeds from call redemptions and maturities of marketable securities	6,600	7,155
Net cash used in investing activities	(25,835)	(90,133)

Financing activities
Proceeds from exercises of stock options and other	6	1,704
Purchases of shares withheld for tax obligations	(468)	(1,994)
Principal repayments of finance lease obligations	(139)	(137)
Net cash used in financing activities	(601)	(427)
Effect of exchange rate changes on cash and cash equivalents	(37)	306
Net decrease in cash and cash equivalents	(8,690)	(83,829)
Cash and cash equivalents, beginning of period	65,929	127,603
Cash and cash equivalents, end of period	$57,239	$43,774

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized loss on foreign currency and transaction costs
GAAP net income	$5,095	$3,712
Add back:
Stock-based compensation expense	4,397	5,620
Amortization expense	1,545	1,543
Unrealized loss on foreign currency	89	622
Transaction costs [1]	-	2,515
Total adjustments [2]	6,031	10,300
Income tax benefits on adjustments [3]	(682)	(3,001)
Non-GAAP net income	$10,444	$11,011

Non-GAAP net income per share:
Basic	$0.38	$0.40
Diluted	$0.38	$0.40

Shares used to compute non-GAAP net income per share:
Basic	27,502,941	27,464,136
Diluted	27,510,477	27,698,195

[1] Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc.
[2] Stock-based compensation expense, amortization expense, unrealized loss on foreign currency and transaction costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended
	March 31,
	2022	2021

Cost of revenue	$929	$977

Marketing and sales	737	853
Research and development	629	624
General and administrative	3,647	7,224
Total operating expenses	5,013	8,701

Other (income) expense, net	89	622
Total adjustments	$6,031	$10,300

[3] For the three-month periods ended March 31, 2022 and 2021, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The  Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Revenue	$124,168	$116,126
Gross Profit	55,804	55,330
GAAP gross margin	44.9%	47.6%
Add back:
Stock-based compensation expense	587	635
Amortization expense	342	342
Total adjustments	929	977
Non-GAAP gross profit	$56,733	$56,307
Non-GAAP gross margin	45.7%	48.5%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Revenue	$124,168	$116,126
Income from operations	7,890	4,261
GAAP operating margin	6.4%	3.7%
Add back:
Stock-based compensation expense	4,397	5,620
Amortization expense	1,545	1,543
Transaction costs [1]	-	2,515
Total adjustments	5,942	9,678
Non-GAAP income from operations	$13,832	$13,939
Non-GAAP operating margin	11.1%	12.0%

[1] Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc.

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Revenue	$124,168	$116,126
GAAP net income	5,095	3,712
GAAP net income margin	4.1%	3.2%

GAAP net income	$5,095	$3,712
Amortization expense	1,545	1,543
Depreciation expense	8,687	8,516
Interest income, net	(45)	(87)
Tax expense	2,495	236
EBITDA	17,777	13,920
EBITDA Margin	14.3%	12.0%
Add back:
Stock-based compensation expense	4,397	5,620
Unrealized loss on foreign currency	89	622
Transaction costs [1]	-	2,515
Total adjustments	4,486	8,757
Adjusted EBITDA	$22,263	$22,677
Adjusted EBITDA Margin	17.9%	19.5%

[1] Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2022				Three Months Ended March 31, 2021%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$95,496	$-	$(1,049)	$94,447	$91,053	4.9%	3.7%
Europe	24,586	1,151	(1,279)	24,458	21,449	14.6	14.0
Japan	4,086	392	-	4,478	3,624	12.7	23.6
Total Revenue	$124,168	$1,543	$(2,328)	$123,383	$116,126	6.9%	6.2%

[1] Revenue for the three-month period ended March 31, 2022 has been recalculated using 2021 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the three-month period ended March 31, 2022 has been recalculated to exclude revenue earned from the Company's acquisition of Hubs, Inc. for the period from January 1, 2022 to January 21, 2022 to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions. The Hubs, Inc. acquisition occurred on January 22, 2021 and was included in 2021 revenue after that date.

[3] This column presents the percentage change from GAAP revenue for the three-month period ended March 31, 2021 to GAAP revenue for the three-month period ended March 31, 2022.

4 This column presents the percentage change from GAAP revenue for the three-month period ended March 31, 2021 to non-GAAP revenue for the three-month period ended March 31, 2022 (as recalculated using the foreign currency exchange rates in effect during the three-month period ended March 31, 2021, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended
	March 31,
	2022	2021
Unique product developers and engineers served	23,492	22,605